Exhibit 99.1


               Form 4 Joint Filer Information



Name:					Jan A. Jewell
Address:				11220 120th Avenue NE
					Kirkland, WA  98033

Designated Filer:			Michael K. Jewell

Issuer & Ticker Symbol:		        Celebrate Express, Inc. (BDAY)

Date of Event Requiring Statement:	November 14, 2005



Signature:  		/s/ Jan Jewell
                        ______________